EX-99.j

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated June 21, 2021, relating to the financial statements and financial highlights, which appears in Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Emerging Markets Equity Fund, Delaware Ivy Energy Fund, Delaware Ivy Global Equity Income Fund, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Small Cap Core Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Value Fund’s (formerly, Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Core Equity Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Science and Technology Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund, Ivy Value Fund) Annual Reports on Form N-CSR for the year ended March 31, 2021. We also consent to the references to us under the headings “Financial Highlights,” “Custodial and Auditing Services,” and “Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
July 26, 2021

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated June 21, 2021, relating to the financial statements and financial highlights, which appears in Delaware Ivy Global Bond Fund, Delaware Ivy Government Money Market Fund, Delaware Ivy High Income Fund, Delaware Ivy LaSalle Global Real Estate Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Pzena International Value Fund, Delaware Ivy Securian Core Bond Fund, Delaware Ivy Securian Real Estate Securities Fund’s (formerly, Ivy Global Bond Fund, Ivy Government Money Market Fund, Ivy High Income Fund, Ivy LaSalle Global Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Pzena International Value Fund, Ivy Securian Core Bond Fund, Ivy Securian Real Estate Securities Fund) Annual Reports on Form N-CSR for the year ended March 31, 2021. We also consent to the references to us under the headings “Financial Highlights,” “Custodial and Auditing Services,” and “Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
July 26, 2021